Listing Report:Supplement No. 38 dated Aug 25, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 320375
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,400.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$244.27

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	1 / 2	Employment status:	Self-employed
Now delinquent:	5	Total credit lines:	11	Length of status:	2y 4m
Amount delinquent:	$10,266	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	27	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	intromaster	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,250.00	< mo. late:	0 ( 0% )	600-620 (Aug-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	4
Description
small bathroom and kitchen remodel
Purpose of loan:
This loan will be used to renovate the first floor (2 bedroom apt) of my two family rental property in Queens, NY.
I have already renovated and rented out the top floor rental unit (1 bedroom) last year with all new appliances, windows, floors, paint, cabinets, lighting, etc.

Now, I am currently in the process of completing the final stages of renovation on the first floor unit.

The money from this loan will buy the new appliances (stove,? refridgerator, microwave, cabinets- ) bathroom (tile, sink, vanity, faucet, mirror, toilet) - kitchen (tile, sink, faucet, paint, lighting fixtures) and other loose odds and ends to complete the renovation.

My financial situation:
I am a good candidate for this loan because I make $637.91 every week (after taxes) from my computer networking & support job.

Also, I receive $1050/month in rental income from the top floor unit that is already occupied. Great tenant, pays rent on time and loves the apartment.

Monthly net income: $ 2551.68 ($637.91 x 4)

NOTE: I am not even taking into account the monthly rental income I will receive ($1150/month) from this first floor unit once the renovations are completed in two months.

Monthly expenses: $
??Housing: $709.10
??Insurance: $ 154.59
??Car expenses: $ 112
??Utilities: $ 78
??Phone, cable, internet: $122
??Food, entertainment: $ 450
? Credit cards and other loans: $50 (Bank of America credit card - balance $432.76)

This will be my second prosper loan. I have paid the other loan on time- no lates, no miss payments, nothing. In fact, I urge you can check my prosper listing to see for yourself.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421575
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$549.84

Auction yield range:	17.23% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-2001	Debt/Income ratio:	26%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	18	Homeownership:	No
Inquiries last 6m:	5
Screen name:	ethical-capital	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying into existing Business
Purpose of loan:
This loan will be used to purchase ownership withing the business where I am currently employed at.? The business has been established for over 3 years and is consistently growing that is the reason for them taking in a new partner in order for the company to grow more successfully, the actual investment will 50k but I will be financed the other?remainder by one of the owners.? The business is within the wirless industry and is a Sprint retail store that deals with mainly businesses the buisiness averages a profit of approx 25k per month.
My financial situation:
I am a good candidate for this loan because I am very responsible with my credit and will make all my payments on time so there will be almost 0 risk on the side of the lender.? Also my income will be increasing dramatically to where this loan will not be any burden on my existing financial situation. the deliquencies on my account were for student loans 6 years ago and have then been resolved my credit score is now at 760 and I am also a home owner.?Please feel free to ask any questions if you have any concerns.? Thanks in advance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421611
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,100.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$86.22

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1997	Debt/Income ratio:	39%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	31	Length of status:	3y 10m
Amount delinquent:	$48	Revolving credit balance:	$20,491	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	respectful-reward8	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING FOR MY WEDDING
Purpose of loan:
This loan will be used to? help pay for the rest of?our wedding. I am getting married on November 7th of this year. We still have a lot to pay for in the next?10 weeks: the photographer, dj, and florist just to name a few.

My financial situation:
I am a good candidate for this loan because? I just need a little boost to help take care of?our wedding cost. I am a committed and reliable person that believes in taking responsibility for my finances. My fiance?has taken a huge cut in hours at his job this year?due to the economy, and this loan would really help us out.??I work full time as a Store Manager and District Trainer for Chicos FAS, a women's clothing and accessory retailer. I have been with them for?almost 4 years!?
Monthly net income: $ 3400.00

Monthly expenses: $
??Housing: $?345.00
??Insurance: $ 71.00
??Car expenses: $ 446.00
??Utilities: $ 175.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $?450.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421617
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1990	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	18 / 18	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	52	Length of status:	9y 3m
Amount delinquent:	$2,519	Revolving credit balance:	$25,818	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	tim_166	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investment Renovation
Purpose of loan:
This loan will be used to improve two investment properties I currently own.? Both properties currently have excellent cash flow.? When the improvements are made they will bring in even more cash flow as the tenants are going to be moving out and the renovations will be started and the rents increased.? I have owned the properties for over 6 years and have done an excellent job managing them.? My credit report shows three mortgages, one for my personal home and the two investment properties along with my other bills which makes finding a conventional bank loan difficult, if not impossible.? I also have equity in one of the properties although it is not enough for a line of credit and my score is not high enough.

My financial situation:
I am a good candidate for this loan because I have stable employment and my investments have always been successful.

Monthly net income: $ 4500 ???? ????

Monthly expenses: $
??Housing: $ 1,300.00
??Insurance: $ 91.00
??Car expenses: $ 600.00
??Utilities: $ 125.00
??Phone, cable, internet: $ Wife pays
??Food, entertainment: $ Wife pays
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 750.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421621
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,534.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.67%	Starting monthly payment:	$69.39

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-2000	Debt/Income ratio:	24%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	9 / 2	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	21	Length of status:	7y 9m
Amount delinquent:	$587	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	MelissaSue	Borrower's state:	Illinois	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	23 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,585.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 560-580 (Apr-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Path 2 Freedom/2nd Loan/Autism Mom
Purpose of loan:The purpose of this loan is to continue on the path of freedom.? I no longer want to have any ties to credit card companies, if I have to pay a high rate, I'd much rather pay you a high rate~Let's help each other!
My financial situation:I found myself in debt for various different reasons, but mainly medical bills.? Our son is autistic, and it took us quite some time to figure that out, and insurance companies do not recognize autism as a disease.? We out several of our bills on cards, crashing under the pressure of not knowing what to do.? Our son is great now, got him on a gluten-casein free diet, and he is progressing very very well, so no new bills, just trying to get rid of all of the old ones.? This will be my 2nd Prosper loan, which I was never late on, and actually paid off early, I will pay you back.? I've taken a 2nd job, so we can get out of debt earlier, it's hard, but worth it.? We were delinquent on our mortgage, but it is not completely caught up, this does not reflect on credit report yet.Monthly net income: $? I now bring home $1740.00 a month.? I am married, and my husband brings home $2300 a month, he takes care of the majority of our expenses.? Monthly expenses: $ ??Housing: $ 404.00? ??Insurance: $ 230.00??Car expenses: $ 360.00??Utilities: $ 350.00??Phone, cable, internet: $ 120.00??Food, entertainment: $ 550.00 (gluten-casein free food in pricey!)??Clothing, household expenses $ 50.00??Credit cards and other loans: $ 480.00??Other expenses: $ Childcare~$400.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421627
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$387.10

Auction yield range:	17.23% - 22.00%	Estimated loss impact:	35.75%
Lender servicing fee:	1.00%	Estimated return:	-13.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	7 / 6	Employment status:	Self-employed
Now delinquent:	8	Total credit lines:	33	Length of status:	16y 11m
Amount delinquent:	$15,840	Revolving credit balance:	$8,484	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	OhioPrsprPerson	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 93% )	680-700 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 7% )	720-740 (Apr-2008) 700-720 (Jan-2008)
Principal balance:	$3,182.22	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Payoff high interest credit card
Purpose of loan:
This loan will be used to payoff high rate credit card.

My financial situation:

I am a good candidate for this loan because I have beenfinally sold one of the two homes I have been paying on for two years and am still making progress towards, have paid off SBA loan early, will pay off the loan for office real estate about 8 years early, credit cards and one vehicle. The biggest need is to get out of the high interest credit cards. The biggest reason for them is spending $20,000 + on fixing up the old home and finishing the new one. The market really hurt our credit rating, but now we are down to one house and an office.

As to the delinquencies, I have had three clients in the last four years either go bankrupt or just close up and disappear. They were all good paying clients, so I did not require pre-payment for the projects I was working on for them. I have since made up the lost income, but to compound the problem, the projects kept me from performing other work which needless to say, put a crimp in my cash flow. This happened at the same time we were buying a new house and remodeling our old one, so my savings was not available to pick up the slack, I lost over $40,000 from them, plus the $$20,000 spent in remodeling, plus the $20,000 that I put down in savings on the new house. The rest of the down-payment came from the equity in our old house.

Repayment should be easy. The amount of the payment will reduce the credit card payment by more than the the repayment amount, The credit cards are run through the business, so they are taken out before my net income figure. Also, my car is paid for, so that alone will be enough to cover the payment.

I typically end up paying loans off early. My SBA loan was be paid off around 5 years early. My commercial real estate loan will be paid off? in less than six years, which itself is eight years early. So even though FICO doesn't seem to reward people for paying things off early, I have almost always paid loans off early, and at worst on time in the end.

Monthly net income: $ 4600

Monthly expenses: $ 3940 TOTAL
??Housing: $ 2500
??Insurance: $ 100
??Car expenses: $ 350
??Utilities: $ 170
??Phone, cable, internet: $? 75
? Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $? 0, since my business pays it before my i
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421629
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.59%	Starting borrower rate/APR:	25.59% / 27.90%	Starting monthly payment:	$200.36

Auction yield range:	11.23% - 24.59%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1997	Debt/Income ratio:	23%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	7y 5m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	ingenious-interest	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Only two classes to go!
Purpose of loan:
This loan will be used to?
to pay off my outstanding balance so I can register for my final two classes!

My financial situation:
I am a good candidate for this loan because? I have a great job and make great money.? For me to advance further I need to finish my degree.? I have two classes left. I have paid for my entire education without loans.? My current balance of $4,826.96 needs to be paid off before I can register.? I had money saved to pay off this balance but had to use it for unforseen medical reason.? Thanks for all your help!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421635
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$164.23

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1998	Debt/Income ratio:	51%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	9y 3m
Amount delinquent:	$0	Revolving credit balance:	$4,931	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	quiteman	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 71% )	640-660 (Latest)
Principal borrowed:	$9,500.00	< mo. late:	8 ( 29% )	620-640 (Feb-2007)
Principal balance:	$2,703.25	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
660 - 700 cr - No Late Payments!!!
Purpose of loan:
This loan will be used to pay off existing prosper loan. All payments are current and on time with the existing loan with no late payments. I would like to refinance so and the remaining amount will be used for a small car for my wife.

My financial situation:
I am a good candidate for this loan because, I have history of paying my debts in full and on time as you will notice in my credit history even with the new prosper rating system. My scores range between 660 - 700 no late payments and I do have good credit and my scores have increased by 20 points since my lasts loan.

I would like to be debt free within three years to five years. I work 2 jobs and my wife works full time as well and we are both good job industries. We have an average combine income of about 58,000 per year right now.

Monthly net income: $ 4870 between my wife and myself

Funds will come out my account automatically. (I have direct deposit)
----------------------------------------------------
Wife ? Certified Nursing Assistant (8 Years) :$2070.00
Husband ? Public Safety Officer??? (9 Years) :$3120.00
----------------------------------------------------
Total Net check????????????????????????????????????????? $5190.00

Monthly Expenses Summary ( I pay half )
----------------------------------------------------
Rent:?????????????????????????? $ 800.00
Auto:?????????????????????????? $ 643.00
Kids Care:??????????????????? $ 400.00
Utilities:?????????????????????? $ 260.00
Loans:???????????????????????? $ 502.00
Food/Living Expense:??? $400.00
----------------------------------------------------
Total:??????????????????????????? $ 3005.00
----------------------------------------------------
Left Over:????????????????????? $ 2185.00

(We will allocate this amount to help pay off the loan).

Please feel free to ask me any questions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421639
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$82.11

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-2001	Debt/Income ratio:	34%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$17,850	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	McWeaze	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	620-640 (Feb-2008)
Principal balance:	$911.46	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
New Tempurpedic Bed
Purpose of loan:
This loan is being used to buy a new bed. I have severe back problems and am wanting to buy a new pillow top mattress set so I can get a better night sleep.
Currently with the bed I have I toss and turn all night long it starts to hurt laying in one position to long.

Monthly net income: $ 2250

Monthly expenses: $
??Insurance: $ 45.00
??Car expenses:Payment / gas?$500
??Phone, cable, internet: $ 100
??Food, entertainment: $?200
??Clothing, household expenses $?100
??Credit cards and other loans: $ 500

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421641
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	11.23% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1999	Debt/Income ratio:	62%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	25 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$27,443	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	yahoo13180	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	640-660 (Jul-2009) 600-620 (May-2008)
Principal balance:	$4,938.45	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Refinancing - Bye-bye Credit Cards!
Purpose of loan:
This loan will help me to eliminate several high interest (and evil) credit cards and combine and lower my monthly payments!

My financial situation:
My yearly income is approximately $49,000. My wife is not a co-applicant, but I still believe her income is important to know since so much of our debt is intertwined: She has an income of approximately $50,000 yearly. Our monthly expenses, including a home and an auto loan, credit cards,?bills, and expenses, is approximately $5,300 with a monthly income of approximately $6,000, after taxes. I also have some savings as a cushion.

The BIG Question: Repayment!
The prominent question is "Can he repay his loan in 36 months?" The answer is "absolutely!" I have never defaulted on a debt, never filed for bankruptcy, and have an excellent payment history. My current Prosper loan is a testament to that. This loan will consolidate and refinance my cards and eliminate them! Most important to me is what my father taught me: the good old fashioned American value that a man is only as good as his word and that is what I give you - my word to repay, in-full and on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421647
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,300.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.48%	Starting borrower rate/APR:	11.48% / 13.60%	Starting monthly payment:	$174.72

Auction yield range:	3.23% - 10.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1993	Debt/Income ratio:	5%
Credit score:	820-840 (Aug-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	12y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	bkb7484	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a New Motorcycle
Purchase a New Motorcycle:
This loan will be used to purchase a new motorcycle to reduce my gas consumption on my commute to work.

I am a good candidate for this loan because I always pay all my bills on time. I also recently completed the Motorcycle Safety Foundation's Basic RiderCourse which teaches safe riding practices. Thank you for bidding on my loan. I am also a current Prosper lender. Please do not hesitate to contact me if you have any questions. Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421665
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,495.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$270.96

Auction yield range:	11.23% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1992	Debt/Income ratio:	10%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	4y 10m
Amount delinquent:	$0	Revolving credit balance:	$71,342	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	EngineerInFlorida	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	(Apr-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Pay-off Hi Interest Credit Card
I have already paid off an earlier Prosper loan without missing a single payment in 3 years.? Recently, our company coporate card terms changed and I am required to pay off the outstanding balance asap.? I would like to give the folks on Prosper a shot?at?getting?a mutually good interest rate.? I have stable job in a multi-national, Hi-tech company and do not forsee any problems in making my payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421671
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$452.10

Auction yield range:	11.23% - 20.00%	Estimated loss impact:	10.48%
Lender servicing fee:	1.00%	Estimated return:	9.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1992	Debt/Income ratio:	30%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	20 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$16,576	Occupation:	Architect
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	successful-velocity	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to help pay?off my higher interest rate credit card debts.? I started getting into debt while I was in College studing Architecture?trying to pay for materials and supplies for my education.? Before I received my current job, I was still only making enough to get by.? Now I am in a better financial situation, but have gotten so far into Credit Card debt, that the dents I make, only seem to go so far.? I would love to not feel constrained by credit card companies and their hold on me and so many other people.? Right now my interest rates range from 10.5% - 17.85%.? I would love to be able to lighten the amount of debt I have on credit cards.???
My financial situation:
I am a good candidate for this loan because I am very serious about getting all my debt paid off.? I know there's no easy way out, and I have to pay for the debt I've accumulated.? I have a very good and steady job.? I make sure and get all my payments in on time, even trying to pay additional when I can to pay the balances down quicker.? Although?Proper?says?I contain a risk, I don't think that I am.? I have paid every rent check for the past 8 years on time and?I have never made a late payment on my car loan which I've had for almost 2 years.?

Monthly net income: $ 2,373.40

Monthly expenses: $ 1,420
??Housing: $?450
??Insurance: $ 80
??Car expenses: $ 280
??Utilities: $ 100
??Phone, cable, internet: $ 60
??Food, entertainment: $ 150
??Clothing, household expenses $ 0
??Credit cards and other loans: $?200
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421683
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$191.03

Auction yield range:	17.23% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1995	Debt/Income ratio:	42%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$6,098	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	79%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	20	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	phenomenal-interest	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit cards.? My wife is embarking on her goal to get her PhD in Psychology, and begins school on Sept.9th.? Being able to pay off my credit cards and only making one, consolidated payment, would be a great blessing to us.

My financial situation:
As many young, married couples have done in the past, we struggled with our credit early?in our marriage.? Since then, we have fought hard to?re-build our credit and?keep ourselves on the right track to?freedom form the woes of credit card debt.??2 years ago, we?finally acheived our goal of buying our first home after 12 years of marriage.? We still have some revolving debt, and thus, we hope to get this loan to help rid ourselves of the incredibly high interest rates we have now.? I have been?gainfully employed since the age of 19, and have been in my current job almost 3 years, and am not going anywhere.? My wife has been with the same company for 12 years, but hopes to?open her own practice?when she completes her PhD.? I dont have perfect credit, but?have great payment history.??I do have a judgement from an old collection.? I failed to appear at the court date because I had already made payment arrangements with the creditor, so in error, I thought I didnt have to go.??This resulted in a judgement even though I was already paying the debt.?

Monthly net income: $ 4800 self, 6000 wife

Monthly expenses: $
??Housing: $ 2006
??Insurance: $ 160
??Car expenses: $985
??Utilities: $ 270
??Phone, cable, internet: $180
??Food, entertainment: $ 400
??Clothing, household expenses $100
??Credit cards and other loans: $?700
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421689
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$384.51

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1995	Debt/Income ratio:	50%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$11,518	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Reesiecakes	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
RN needs to get out of debt
Purpose of loan:
This loan will be used to??? This loan will be used to pay off all of my credit cards.? I'm committed to getting out of debt and staying out!?

My financial situation:
I am a good candidate for this loan because?

Dear potential lender,

I am a good candidate because I'm in a very stable career field.? I'm a RN (registered nurse), very responsible, and always pay my bills on time, and pay more than the minimum.??I have not always be responsible, but that all changed once I became a mother.? I have completely changed?my lifestyle.?I no longer make extravagant purchases.? And, if I can't afford to pay cash for something, then I won't buy it.? I now ask myself before purchasing something, "Do I need this?"? If it's not a necessity, then I don't buy it.

I accumulated my debt in nursing school and also while on maternity leave.? Since I had a PRN job before, I didn't qualify for any paid leave.

I welcome any questions.? Please feel free to email me.? Thank you!
Monthly net income: $

Monthly expenses: $
??Housing: $ 1200 (I make my mother's mortgage payment in return for childcare)
??Insurance: $ 0
??Car expenses: $50 (gas)
??Utilities: $ my husband pays the these.
??Phone, cable, internet: $ 80
??Food, entertainment: $ 600
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421693
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$916.40

Auction yield range:	17.23% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1993	Debt/Income ratio:	Not calculated
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$94,200	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	56bones	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CASH FLOW BUSINESS EXPANSION
Purpose of loan:
This loan will be used to? leverage my investments in prosper. My plan is simple borrow money from prosper in an effort to prosper at a higher rate of return. I will then be using this profit to help fund a marketing campaign for my new business selling healthy energy drinks and meeting new people who still have dreams of bigger and better lives and are willing to take these small risks for the potential of exceptional rewards. My immediate goal is to earn $10,000.00 per month within?730 days from?April 30th, 2009 the day I took my first step into this ideology of independent success while helping others, to help themselves and enjoy a healthy energy drink in the process.

Company Information:?
Check it out?www.madmoney411.com? People don?t have to change eating habits ? grab and go - Share with others to promote FUN, simple, delicious products!?Try?it, you have nothing lose and everything to gain. Please take survey after you try it so?I know how your felt.

Energy Drink:
AloeBoost? Free Sample site: http://madmoney411.FreeAloeBoost.com
AloeBoost??Survey site: http://madmoney411.AloeBoostSurvey.com

Better Rest Drink:
Free Sample site: http://madmoney411.FreeAloeRest.com
AloeRest? Survey site: http://madmoney411.AloeRestSurvey.com

Appetite Contro Drink:
Free Sample site: http://madmoney411.FreeAloeControl.com
AloeControl? Survey site: http://madmoney411.AloeControlSurvey.com

My financial situation:
I am a good candidate for this loan because?I am currently a lender on prosper and will be using this loan to?lend out more money in an effort to?make the difference based on interest.? I will use my profit to help fund a marketing campaign to grow my?drink business. You can see my prosper stats at www.lendingstats.com? and you can help me grow my?drink business at? www.madmoney411.com ?together we can prosper with the energy to do it. So please review this information to help me with my loan request and possibly help me with my new business as my/our success can only help me repay you your money faster and may even earn you a spot in a fun and exciting new company with significant cash flow potential for all involved. Thank you for your consideration.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421695
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$180.76

Auction yield range:	11.23% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-2006	Debt/Income ratio:	32%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$4,853	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	vester2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	680-700 (Latest)
Principal borrowed:	$1,300.00	< mo. late:	0 ( 0% )	680-700 (Oct-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Paying off credit card
Purpose of loan:
The purpose of this loan is to help save money by paying lower interest then my current credit card is charging.
I'd rather pay that interest to you the investor.

My financial situation:
I have a full time job at a company that handles outsourced Help Desk and CSR calls. I am currently a Tier 2 Tech Support Rep and have been working there for a year. I currently am living with my mother and am focused on school. I can easily pay this card off, I just rather pay that interest to you, the investor.

Monthly net income: $ 675

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 352
??Utilities: $ 0
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 135
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421705
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$725.36

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1999	Debt/Income ratio:	45%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	10y 3m
Amount delinquent:	$0	Revolving credit balance:	$15,583	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	JJ2009	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Debt!! Please help!!
Purpose of loan:
This loan will be used to pay off debt as a result of high interest credit card debt and a student loan.

My financial situation:
I am a good candidate for this loan because I have a good steady job that I have been at for over 10 years.? In the the last couple of years we (my wife and I) have inquired some debt. My wife went back to school which is about half of it.? She finished this past January and is now a licensed massage therapist.? Also this past April we had our second little boy.? My wife is now back at work and we are making good money, problem is we are never going to get anywhere making minimum payments. I know we can afford this loan because currently we are sending about 725 dollars a month to our debt. With this prosper loan this would help us get out of debt in 3 years, which would be a relief.? We are not behind nor have we ever been late on anything. Our credit rating isn't as high as it should be because of our credit to income ratio.? My wife and I are both committed to completely getting out of debt.? Please help us fund our loan so we can become financially free of our debt.

Monthly net income: $ 4500

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421711
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$362.68

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-2004	Debt/Income ratio:	24%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$9,168	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bold-revenue-associate	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Card
Purpose of loan:
To get rid of Credit debt?due to 30% interest

My financial situation:
I work for Best Buy as an Assistant Manager in the OTV and Camera Dept.

Monthly net income: $ 1800

Monthly expenses: $?

In total: $1200 for the month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421717
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.28%	Starting borrower rate/APR:	31.28% / 33.68%	Starting monthly payment:	$215.78

Auction yield range:	11.23% - 30.28%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1997	Debt/Income ratio:	20%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$9,825	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	spry-integrity	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help with Wedding Expenses
Purpose of loan:
Hi Everyone, I'm getting Married next month. All the payments are coming due- and I'm coming up short. I'm already 75% done with paying for the wedding- but I need to make my last final payment. This loan will be used to finalize payment on the wedding hall, and help pay for all the last minute expenses that come up.

My financial situation:
I am a good candidate for this loan because, I am responsible. I always pay my bills on time. I'm a Supervisor at a Financial Services Consulting company. I pay all my bills on time. I don't have rent to pay. My fiance bought a house and has no mortgage. So with not having a rent payment or a car payment- I will have no problem making my monthly payments. Also I plan to use? some of the wedding money I receive as gifts - to help pay down my loan. My fiance has his car payments and all the utility payments. None of my income is going towards those bills. But i want to be able to help pay for my own wedding and not worry in the last month.

Monthly net income: $ My monthly net income after taxes are taken out is 4,?100

Monthly expenses: $
??Housing: $ ZERO
Inurance: $ ZERO
??Car expenses: $ ZERO
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421723
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1990	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	5 / 4	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	14	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$3,874	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	2
Screen name:	dignified-deal	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Materials cost
This loan is for the purpose of getting materials for a dog clothing manufacturing company. I am located in South Philadelphia. I have created a great deal of buzz and interest. I only need materials to full fill the interest in orders that I already have. I can pay off the entire amount loaned within six months to a year. From the commitment of local dog owners, I have enough perspective orders to pay off a $8,000 to $10,000 loan as the coats are manufactured.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421735
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$546.29

Auction yield range:	14.23% - 20.00%	Estimated loss impact:	14.89%
Lender servicing fee:	1.00%	Estimated return:	5.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1998	Debt/Income ratio:	28%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	12 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$20,275	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	first-class-economy	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off HIGH interest Cards!
Purpose of loan:
This loan will be used to paying off 2 high interest rate credit cards.

My financial situation:
I am a good candidate for this loan because I never miss a payment, I'm just tired of paying the interest rates that my current banks are not charging due to the economy although I've always kept my accounts in good standing, they're charging higher rates and not willing to reduce the rates on any of their cards. I have not used the cards in over a year and do not plan to, I just need to pay them off.

Monthly net income: $?4800???

Monthly expenses: $
??Housing: $ 0????
??Insurance: $ 160.00????
??Car expenses: $ 435.00????
??Utilities: $ 250.00????
??Phone, cable, internet: $ 200.00????
??Food, entertainment: $ 200.00????
??Clothing, household expenses $ 200.00????
??Credit cards and other loans: $?800 ( which will be eliminated if I can consolidate)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421741
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1991	Debt/Income ratio:	8%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	12 / 14	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	57	Length of status:	0y 10m
Amount delinquent:	$3,321	Revolving credit balance:	$289,223	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Maxheadroom	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off medical bills
Purpose of loan:
This loan will be used to pay off unexpected medical bills.? I can easily make monthly payments (see below).? This loan will bridge me to early next year, when I expect to receive a large (upwards of $40,000) bonus from my employer.

My financial situation:
I am a good candidate for this loan because:
Although I currently have a heavy debt load, my very high salary allows me to service this debt reliablyI am high-integrity and take my obligations seriouslyI am expecting a large (upwards of $40,000) bonus in February 2010Monthly net income: $19,200 (this is take-home pay)

Monthly expenses: $7,295
??Housing: $2275
??Insurance: $150
??Car expenses: $120
??Utilities: $300
??Phone, cable, internet: $150
??Food, entertainment: $150
??Clothing, household expenses $150
??Credit cards and other loans: $2500
??Other expenses: $1500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421747
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-2004	Debt/Income ratio:	55%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$6,513	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	gulf28	Borrower's state:	California	Borrower's group:	0 DELINQUENCIES OR DECENT CREDIT GET FUNDED NOW
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	32 ( 97% )	640-660 (Latest)
Principal borrowed:	$3,700.00	< mo. late:	1 ( 3% )	640-660 (Apr-2008) 620-640 (Mar-2007)
Principal balance:	$880.55	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Need a loan for unexpected medical
Purpose of loan:
I have come into a bad time with some medical bills. My girlfriend had a miscarriage and need help paying for some other medical issues that have come up.

My financial situation:
I am a good candidate because I have had loans on this site before and have paid them back and have never been late.

Monthly net income: $ 3600

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 200
??Car expenses: $ 700
??Utilities: $ 0
??Phone, cable, internet: $ 50
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421753
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1996	Debt/Income ratio:	29%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	resolute-value5	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Adding a pool
Purpose of loan:
This loan will be used to? to add a pool.? It will increase the value of my home and also add recreation for myself, family and friends.? There are no community pools near my home.

My financial situation:
I am a good candidate for this loan because? I have very good credit and I have no credit card debit.? I have always paid my bills ontime. I will pay this loan back early as well.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421829
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.50%	Starting borrower rate/APR:	10.50% / 12.61%	Starting monthly payment:	$325.02

Auction yield range:	4.23% - 9.50%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1994	Debt/Income ratio:	35%
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	20	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$9,863	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bsw4saw	Borrower's state:	NewYork	Borrower's group:	Vets helping Vets
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	28 ( 100% )	780-800 (Latest)
Principal borrowed:	$9,500.00	< mo. late:	0 ( 0% )	720-740 (Mar-2007)
Principal balance:	$1,292.31	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
Pay the people not the bank intrest
Purpose of loan:
This loan will be used to pay of 3 higher interest credit cards that?I have.? Would rather pay interest to the people through Prosper than the banks who have taken our money already through the Government handouts they received.?

My financial situation:
I am a good candidate for this loan because we have a perfect record with our previous Prosper loan. I have very good credit but with the current credit market the credit card companys are unwilling to reduce rates. I have a good job that is recession proof and all of my re-occurring bills are on auto pay through my bank. You will get repayed. I am a former Marine who has alot of faith in America and its people. You help me and I can get you a better interest rate than any bank.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421877
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$644.65

Auction yield range:	17.23% - 25.00%	Estimated loss impact:	19.44%
Lender servicing fee:	1.00%	Estimated return:	5.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1981	Debt/Income ratio:	29%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	59	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$14,069	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	25	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	choklit_lady	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	29 ( 100% )	720-740 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	720-740 (Jul-2009) 720-740 (Nov-2007) 740-760 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
New AC in TX and energy efficiency
Purpose of loan:
1) To pay for a new home air conditioner and energy efficient improvements such as, radiant barrier and insulation
2) To pay off/down credit card bills.

My financial situation:
I am currently employed full-time as an IT Project Manager. ?I have been at my current job since the middle of February 2008. I have completed my probationary period, so they are going to keep me. I also work part-time preparing taxes which I have done for the past 12 years. This seasonal job starts again in January. I?m single with no dependents. I had hoped to tap into the equity on my home but with the mortgage crisis, my home has gone down in value so even though I?ve paid over 8.5 years with no delinquencies, with Texas? conservative lending laws, I have no equity. My first Prosper loan will be paid off next week, six months early.

Income (every 2 weeks ? part-time income from January - April each year)????
Full-time job: $2360 net????
Part-time job: $400?

Expenses????
Student Loan:?????????deferred (working on MIS degree)
Mortgage:??????????? $1069????
Utilities and Gas:? $875?????
AC payment:???????? $289?????
Car Note:?????????????? $492????
Insurance:?? ?????????? $135????
Credit Cards:???????? $800????
Household/misc:??? $200????
Food:???????????????????? $350??
Total Expenses:????? ?$4210

With the new loan, there will be about $900 per month available to pay the loan. And with the improvements, I expect the utility bills to decrease.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421883
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	8.23%	Starting borrower rate/APR:	9.23% / 11.33%	Starting monthly payment:	$319.07

Auction yield range:	8.23% - 8.23%	Estimated loss impact:	8.66%
Lender servicing fee:	1.00%	Estimated return:	-0.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1989	Debt/Income ratio:	17%
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$730	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	inspiring-asset	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Learning about Prosper
Purpose of loan:
This loan will be used to? learn about Prosper.? I have been exploring the community for months and I am finally jumping in.? I plan to use the money for a variety of uses, but mainly will be housed in an interest bearing account.? I am also using the loan as a means to continue to build my credit since I plan to buy a house in the near future.

I am starting the loan at the lowest rate possible because I am not an idiot and I am not going to pay a ridiculously high rate.? I am reasonable and fair.

My financial situation:
I am a good candidate for this loan because? I have an excellent credit rating, a great job, and my current income is more than enough to support this loan.? I pride myself on my commitment to personal finance.? I keep a detailed record every month of every penny of income and expense.? I save nearly 25% of my monthly income so I know I can pay back this loan without any problems.? I have never missed a payment of ANY type and I won't start now.? Thank you!

Net Monthly Income: $2,500
Rent: $805
Utilities: $65
Savings: $1,000
Everything Else: $630
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421889
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1956	Debt/Income ratio:	18%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	4 / 5	Employment status:	Full-time employee
Now delinquent:	7	Total credit lines:	29	Length of status:	4y 11m
Amount delinquent:	$2,890	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	27	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	rich012260	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation of Medical Bills
Purpose of loan:
This loan will be used to pay off a number of medical bills from 3 surgeries that my wife has had.?

My financial situation:
I am a good candidate for this loan because my wife and I make a solid income of over $120000 and are trying to eliminate as much debt as fast as we can so we can start saving for retirement.

Monthly net income: $7200

Monthly expenses: $
??Housing: $ 1364
??Insurance: $ 140
??Car expenses: $?250
??Utilities: $ 185
??Phone, cable, internet: $ 115
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $?480
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421895
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.11%	Starting borrower rate/APR:	21.11% / 23.36%	Starting monthly payment:	$75.46

Auction yield range:	8.23% - 20.11%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1991	Debt/Income ratio:	30%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	20 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$14,771	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	witty-camaraderi	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be used to? make necessary repairs to my house.

My financial situation:
I am a good candidate for this loan because? I always pay my debts. I have a great job that I enjoy and it pays well. My wife also works and contributes to our household obligations.

Monthly net income: $ 3100

Monthly expenses: $ 2600
??Housing: $ 750
??Insurance: $ 100
??Car expenses: $ 350
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 600
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421907
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$244.89

Auction yield range:	17.23% - 20.00%	Estimated loss impact:	20.13%
Lender servicing fee:	1.00%	Estimated return:	-0.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1988	Debt/Income ratio:	37%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$13,822	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Missi108	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 82% )	620-640 (Latest)
Principal borrowed:	$3,001.00	< mo. late:	4 ( 18% )	640-660 (Aug-2008) 660-680 (Oct-2007)
Principal balance:	$1,457.58	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Consildate bills into one payment
Purpose of loan: I would like to consildate my bill into one payment instead of eight.????????????
My financial situation:I have made my payments every month on my current loan listing.??
Monthly net income: $ 4632.00 (COMBINED WITH MY SPOUSE)????

Monthly expenses: $
??Housing: $ 1150????
??Insurance: $ 293
??Car expenses: $ 200????????
??Utilities: $?300
??Phone, cable, internet: $?300????????????
??Food, entertainment: $ 50
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 600
??Other expenses: $ 800
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421919
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	27.75%	Starting borrower rate/APR:	28.75% / 31.11%	Starting monthly payment:	$208.85

Auction yield range:	17.23% - 27.75%	Estimated loss impact:	26.61%
Lender servicing fee:	1.00%	Estimated return:	1.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1993	Debt/Income ratio:	15%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$6,338	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	4
Screen name:	bhpepper	Borrower's state:	Texas	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,300.00	< mo. late:	0 ( 0% )	640-660 (May-2009) 580-600 (Jun-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Help us end revolving debt
We're a family of four that?is ready to end revolving debt once and for all.? We are sick and tired of being victims to revolving debt. The state of America's economy has really hit a note with us and we want to be part of the solution, not the problem.

We actively track our spending and have recently started using a budgeting?application?which has really brought to light our habits, strengths, and weaknesses. We now live by a zero-based budget.Currently,?we are working towards several months in savings with money budgeted for both long and short term goals. We are looking for the opportunity?to consolidate our revolving debt and establish fixed terms.? Streamlining is our goal and your help is a critical step.

I have a stable job as a manager for a large city here in Texas and we are dedicated to doing our part to live responsibly.Please consider our?loan?and help us in this all consuming process!

Thank you for your time-
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421931
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1996	Debt/Income ratio:	32%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	7 / 8	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	22	Length of status:	4y 6m
Amount delinquent:	$1,292	Revolving credit balance:	$1,082	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	28	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	roccosmom	Borrower's state:	Vermont	Borrower's group:	Vermonters Unite
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 95% )	600-620 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 5% )	620-640 (Jul-2009) 620-640 (Sep-2007) 620-640 (Aug-2007) 620-640 (May-2007)
Principal balance:	$899.45	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
I'm worth investing in!!
PLEASE NOTE THAT THE INCOME AND DEBT TO INCOME RATIO ARE NOT INCLUDING MY HUSBAND'S INCOME

Purpose of the loan: My husband and I got behind on our mortgage a little over a year ago due to my husband suffering from an illness.? During that time he was temporarily laid off because he had to spend a lot of time at the hospital.? We did not have health insurance and as you can imagine the bills went through the roof!!? His health was first and foremost to us at the time.? He has since been diagnosed and treated and is back to work full time as an electrician.? We have modified our mortgage and are current on all our bills (thank God!!)? We are looking for this loan to consolidate our credit card debt, the interest rates are extremely high.? We are turning to Prosper because our debt issues have been hard to overcome with conventional lending.? We want nothing more than to erase those issues and improve our credit scores to better our future.?

My financial situation: We are up to date on all our bills. This loan will be used to consolidate all our credit card debt and to pay off a pay day loan.

Why am I a good candidate for paying back this loan? Because my husband and I are working as hard as we can in the crazy economy to keep our heads above water.? We have overcome so many hardships in the past year and just want to feel free!!? We are hard working, honest people whom have had a tough time this year and just want to be on track financially so we can think about starting a family.

Monthly net income: $2,400.00 plus my husband's income of $2,800.00 - TOTAL INCOME: $5,200.00

Monthly expenses:

House: $1400.00
Insurance: $120.45
Car expense: $412 for my husband's car
Utilities: $200.00
Phone, cable, internet: $100.00
Food, entertainment: $200.00
Credit cards, other loans: $200.00
TOTAL EXPENSES: $2,632.45

Feel free to ask me any questions you may have.? I am worth the investment and will be able to make the monthly payments - this can change our lives!!? Thank you for your interest!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421943
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$320.24

Auction yield range:	17.23% - 20.00%	Estimated loss impact:	19.13%
Lender servicing fee:	1.00%	Estimated return:	0.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1995	Debt/Income ratio:	30%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	40	Length of status:	16y 6m
Amount delinquent:	$195	Revolving credit balance:	$4,361	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	wommp55	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,200.00	< mo. late:	0 ( 0% )	640-660 (Sep-2008) 640-660 (Aug-2008)
Principal balance:	$1,733.48	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
CLEAR DEBT AWAY
Purpose of loan:
This loan will be used to?pay off some bills and some taxes. My wife has bills also so we decide to add hers in too since both of us will be paying money back. I will get all monies payed back at income tax time. Thank you for bidding on my last loan.

My financial situation:
I am a good candidate for this loan because?This is my second prosper loan and i have always payed on time.?loan will be payed in full and it will be my first priority. I am a very responsible individual and i will pay it on time. This loan will set the pace for our future because we want to buy some more investment properties.

Monthly net income: $ 2800.00

Monthly?2400.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 49.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 100.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421955
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$664.29

Auction yield range:	8.23% - 11.00%	Estimated loss impact:	8.73%
Lender servicing fee:	1.00%	Estimated return:	2.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1996	Debt/Income ratio:	12%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	7y 1m
Amount delinquent:	$0	Revolving credit balance:	$119	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	greenback-orchestra	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expansion!
Purpose of loan:
This loan will be used to? help with the purchase of another Unishippers franchise territory.? My company (Creative Control LLC) has been in the business of operating and managing Unishippers franchises for 7 years.? We currently own or manage 9 franchise territories in ME,NH,MA,OH and GA with yearly revenue approaching 5 million.? Just looking for some liquid cash to help with a new aquisition.? Thanks for your interest. ?

My financial situation:
I am a good candidate for this loan because? I am a financially solvent and responsible business owner looking to expand by aquiring new undervalued territories currently for sale in the depressed market.? I don't spend beyond my means and have very little personal debt outside a mortage/car loans.? I am diligent with my payments and understand the value of having great credit.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421961
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1990	Debt/Income ratio:	37%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	56	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$9,309	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	102%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	2
Screen name:	MBAGraduate09	Borrower's state:	Indiana	Borrower's group:	P2P Financial
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	33 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	620-640 (Jun-2008) 620-640 (Nov-2007) 620-640 (Oct-2006)
Principal balance:	$268.64	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
DTI Wrong, On Right Track Back
Purpose of this Loan
I will be using this loan to completely consolidate my debt so that I can have it all paid off in three years.? I have 3 months left on current Prosper loan and I have never missed a payment or been late one time.? All of my bills are always paid on time.

I am a good candidate for this loan because... I am? finished with my MBA and will be getting a higher paying job.? I plan on moving up in my company which has many opportunities for growth.

Here is my current budget:
Bring home pay: 1618.08
Rent 00.00
Utilities 0.00
Cell phone 35.00
Car payment 325.00
Food and Household needs: 100.00/mo.
Prosper loans 93.00month?
Credit Cards?200.00 month

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421967
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,600.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$208.09

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1984	Debt/Income ratio:	21%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	9y 10m
Amount delinquent:	$0	Revolving credit balance:	$8,258	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	13	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Fehu	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,800.00	< mo. late:	0 ( 0% )	600-620 (Jul-2009) 540-560 (Jun-2008) 520-540 (Dec-2007)
Principal balance:	$1,332.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Illuminated Sign for O2 Day Spa
Illuminated Sign for O2 Day Spa

Purpose of loan:
These funds will be used for an? illuminated sign for the front of my business.

The importance of the illuminated sign on the front of the building: Our strip mall sits off the roadway and the city does not allow signage at the road. Therefore it is imperative to have a large neon or illuminated sign on the building so it is visible from the two major roads that go by the Spa.?I counted one day 53 cars pass by in 3 minutes. This is a huge market we are missing. We would also like to ad a services banner as we are unique in the fact we offer O2 therapy with all of our services. In this economy well placed and visible signage gives one the edge to succeed. I am confident with this new added signage business will sky rocket!

* I am proud to say I have 5 part time employees. I have created jobs!* $100,000 in equipment and furnishings with no debt (accept the lease and m/product)* My motto: ?Respect for self; Respect for others; and Responsibility for all your actions."

Thank you in advance for your confidence and contribution to our business success!

My financial situation: I am a good candidate for this loan because??I am a responsible business woman with 30 yrs. of?successful business experience.?I have a great job I have been at for 9 years?with a good income. I pay my bills on time. My Credit scores are going up. No late payments on any of my bills.

Monthly net income: $ 3,166
Monthly expenses:???
Housing: $?850
Insurance: $ 100?
Car expenses: $?300??
Utilities: $ 400?
Phone, cable, internet: $ 150?
Food, entertainment: $ 400?
Clothing, household expenses $?60?
Credit cards and other loans: $ 300
Other expenses: $?0

Update to lenders: I have never been late or missed any payments on any debt since the last loan. My points are up over 40 points and my Day Spa is up and running. I have over 100 new clients and growing daily. I have kept my loan and paid my lenders interest for over 1 yr as promised.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421973
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$190.66

Auction yield range:	11.23% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-2002	Debt/Income ratio:	16%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$10,310	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	p2ploan-captain321	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Credit Card
Purpose of loan:
This loan will be used to pay off my high Interest Credit Card. I'm tired of paying $150/month in interest to the bank.

My financial situation:
I am a good candidate for this loan because My wife and I both have steady Jobs. Moving twice in the last year has caused us to rack up some credit card debt, but my Wife just found a better paying Job and we just finished building a new home. We want to get away from the 20+% rates the bank charges. This loan will allow me to make a nice dent in my credit card debt.

I pride myself in the fact that I have never been late or missed a payment for anything.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421979
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,900.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.11%	Starting borrower rate/APR:	21.11% / 23.36%	Starting monthly payment:	$109.42

Auction yield range:	8.23% - 20.11%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1995	Debt/Income ratio:	22%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	19 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	57	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$110,854	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	pcgenius	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lower the interest on credit cards
Purpose of loan:
I have organized my credit cards and begun paying them off completely. I have paid off 2 so far in the last 3 months. I am looking for a loan to wrap up?two?high interest loans?and just speed things along.?I intend to keep this loan for 6 months to 1 year.?

My financial situation:
I am a good candidate for this loan because I have always paid all of my debts. I have a stable home and job, and my income has increased rapidly over the last 10 years. I have been very fortunate.?I am a computer programmer (15 Years) and US Army Veteran and my wife is a public school teacher (8 years).
I am currently paying off $600-800 a month in debt. This has been a slower process than I thought.

Monthly net income: $ 6453 (me) PLUS?3200(Wife)

Monthly expenses: $?4408 (This would be my share of expenses, down to the groceries)
??Housing: $ 1100
??Insurance: $100
??Car expenses: $ 982
??Utilities: $ 250
??Phone, cable, internet: $ 160
??Food, entertainment: $ 250
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 1500
??Other expenses: $ 16

Please help stop the banks from taking 29% interest from me just because they changed the rules to make more money.

A small $25+ investment on your part will go a long way and earn you a decent return.

Thank you for taking the time to review my application.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421997
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-2002	Debt/Income ratio:	12%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	8y 1m
Amount delinquent:	$0	Revolving credit balance:	$164	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	orange-return-fighter	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a new car for my family
Purpose of loan:
This loan will be used to??purchase a new vehicle the cost of new cars are down and I want to purchase a car and pay the loan off within a year time frame.I?do home remodeling for a living just need a short term loan for this car. My credit score is very high just need a short term loan.?Thanks for your consideration?

My financial situation:
I am a good candidate for this loan because? I have a very low DTI, I currently make 72,000 a year and have no?loan obligations, also very good credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421246
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,150.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$74.53

Auction yield range:	11.23% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1990	Debt/Income ratio:	21%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	19 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$6,727	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	golden-bonus	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest student loan
Purpose of loan:
This loan will be used?to pay down a high interest rate Career Training Student Loan.

My financial situation:
I am a good candidate for this loan because I have been consistantly on-time with all my payments on my mortgage, credit cards and current auto loan.

Monthly net income: $ 3300

Monthly expenses: $ 2366
??Housing: $ 1182
??Insurance: $ 109
??Car expenses: $?100
??Utilities: $ 160
??Phone, cable, internet: $ 70
??Food, entertainment: $ 150
??Clothing, household expenses $ 50
??Credit cards and other loans: $?545
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421378
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	6	Total credit lines:	24	Length of status:	8y 3m
Amount delinquent:	$471	Revolving credit balance:	$3,265	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	HandStone	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	700-720 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	660-680 (Oct-2007) 660-680 (Aug-2007)
Principal balance:	$2,935.63	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Auto Loan
Purpose of loan:
I have had a Massage/Skin Care?business in Kirkland, WA?since I took out my first Prosper Loan 2 years ago.? Thanks Prosper for that! I am looking to purchase a company minivan in order to provide mobile services and increase my clientele even further.? My business is called Vitality Face & Body, and if you would like to see my website visit vitalityfaceandbody.com to see I am a valid business.?

My financial situation:
I have a low DTI.? I am making steady consistent income.? I am not a risky lend because I have a current business income, and will be expanding that with little additional expenses.? I did discover that I have 6 delinquencies on my credit report when I originally started this Prosper loan.? Upon investigating, discovered that the Seattle Court system decided that I didn't pay for 5 parking tickets from 2001, re-activated them and added 6 years of interest to them, as well as sending EACH ONE to the credit beurough as a delinquent debt after attempting to send me one mail notice to a 6 year old address that I never received.? Wow!? So after explaining that I had paid the back alley parking tickets, I still had to pay $500 to settle the matter, and the delinquencies won't be removed? until I process a dispute with the credit beurough.?

Monthly net income:
My monthly net income ave. is $3500. Monthly expenses: $ ? Housing: $ 550? Insurance: $ 116? Car expenses: $ 200? Car Loan: $320? Utilities: $ 150? Phone, cable, internet: $ 125? Food, entertainment: $ 350? Clothing, household expenses $ 150? Credit cards and other loans: $ 250? Misc. expenses: $ 250Total monthly payments $ 2586

How will I spend the Loan Money?
This money will be used to purchase a previously owned minivan for business use.

How do I expect to repay this loan?
As you can see from my income/expense comparison, my total cushion averages almost $1000/month to cover a Prosper loan payment. I plan to pay this off no earlier that 24 months. I am 100% capable of repaying this loan.? I am very confident in my business expansion being successful because I have done a vast amount of preparation and research into what would be best for my business growth.? Thank you for your assistance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421608
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-2005	Debt/Income ratio:	34%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$7,211	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	sillygoat	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	600-620 (Jun-2008)
Principal balance:	$1,726.12	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
2nd prosper loan! pay credit cards
Purpose of loan:
This loan will be used to pay off my credit cards at a lower interest rate. The credit cards were used to pay for school books. This loan will help lower the interest rate and help me to finally get it out of the way.

My financial situation:
I am a good candidate for this loan because this is my second Prosper loan and I have never missed a payment. I always make sure that all my payments are made and are on time. This will help me reduce the interest from my high interest credit cards that seem to never go down in balance.

I have approximately $800 left to spend after all my bills and other expenses are paid off,
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421614
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.75%	Starting borrower rate/APR:	18.75% / 20.97%	Starting monthly payment:	$164.38

Auction yield range:	17.23% - 17.75%	Estimated loss impact:	35.48%
Lender servicing fee:	1.00%	Estimated return:	-17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1997	Debt/Income ratio:	27%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	33	Length of status:	2y 0m
Amount delinquent:	$5,702	Revolving credit balance:	$799	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	88%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	hwood123	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 92% )	640-660 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	1 ( 8% )	580-600 (Aug-2008) 560-580 (Jul-2008)
Principal balance:	$2,305.26	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
EDUCATION/Relist
Purpose of loan:
This loan will be used to?continue my education at?Cal State University San Bernardino?in September. As well as for minor car repairs and to repair my garage at my home.?

My financial situation:
I am a good candidate for this loan because I am a responsible husband, father and teacher.?It?has been my dream to earn my Doctorate degree for quite a few years now and I was accepted into the program, so this is my only chance.Please help me fulfill that dream so I can continue to help numerous students. I? know I can make a difference in childrens' lives and this degree will help me to fulfill that dream. In addition, I have a small loan with Prosper and have made all of the payments on time. Thanks for reading and Thank You for your help.??

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $ 1824
??Insurance: $ 100
??Car expenses: $
??Utilities: $ 70
??Phone, cable, internet: $ 200
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421624
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$346.65

Auction yield range:	8.23% - 14.00%	Estimated loss impact:	6.81%
Lender servicing fee:	1.00%	Estimated return:	7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1997	Debt/Income ratio:	36%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	15 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$57,111	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ee2008	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Card
Purpose of loan:
This loan will be used to pay off credit card debt.

My financial situation:
I am a good candidate for this loan because i have a great credit score and i am loyal to my debt. i have no late payments?so far at all.

Monthly net income: $ 6300

Monthly expenses: $
??Housing: $ 1050
??Insurance: $ 50
??Car expenses: $ 500
??Utilities: $ 200
??Phone, cable, internet: $ 50
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 900
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421630
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.44%	Starting borrower rate/APR:	27.44% / 29.78%	Starting monthly payment:	$82.12

Auction yield range:	11.23% - 26.44%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2004	Debt/Income ratio:	27%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$273	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$1-$24,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	2
Screen name:	reaction9	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need an engagement ring
Purpose of loan:
This loan will be used to pay for an engagement ring for the love of my life.

My financial situation:
I am a good candidate for this loan because I am dependable and always pay my bills on time

Monthly net income: $1400

Monthly expenses: $600
??Housing: $200
??Insurance: $
??Car expenses: $200
??Utilities: $
??Phone, cable, internet: $60
??Food, entertainment: $
??Clothing, household expenses $100
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421636
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.43%	Starting borrower rate/APR:	28.43% / 30.79%	Starting monthly payment:	$332.77

Auction yield range:	11.23% - 27.43%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1999	Debt/Income ratio:	24%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$18,460	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	naya50	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-660 (Jul-2009) 680-700 (Sep-2008) 660-680 (Dec-2007) 660-680 (Nov-2007)
Principal balance:	$2,475.97	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Relisting Debit consolidation.
Relisting: The 3rd time is the charm
Thank you for your support on my previous listing it got up to 83% and some really good feed back and support. I do hope that you will bid again and help me fund this loan. Thank you

Purpose of loan:
Thank you Prosper for financing my first loan in 2007. I was able to pay off one of my credit cards and had a simple but beautiful wedding.? This 2nd loan will be used to consolidate my credit card debit at a better fixed interest rate. My highest APR is 34% .Thank you

My financial situation:

I am a good candidate for this loan because I have a good history of paying back my loans/ credit etc.? As my credit history shows I am never delinquent . I have a very good job in healthcare(Physical Therapist) with a good forecast of job security. Based on my present income, I am financial able to pay this loan back with out difficulty.

Monthly net income: $ 5000.00

Monthly expenses: $ 4575
Housing: $ 500
Insurance: $ 375?
Car expenses: $ 350??
Utilities: $ 100??
Phone, cable, internet: $ 100
Food, entertainment: $ 300??
Clothing, household expenses $ 350??
Credit cards and other loans: $ 1500??
Other expenses: $ 1000 (Assisting Family)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421638
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$198.80

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1998	Debt/Income ratio:	48%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	19 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	61	Length of status:	8y 7m
Amount delinquent:	$0	Revolving credit balance:	$6,581	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	irockmore	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	620-640 (Jul-2008) 640-660 (Jun-2008) 620-640 (May-2008) 600-620 (Mar-2008)
Principal balance:	$3,024.98	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Debt Consolidation
Purpose of loan:This loan will be used for home improvement.

My financial situation:My past credit history reflects that I am a good candidate for this loan because of the excellent pay history.? I am using Prosper because of the lower interest rate.

Monthly net income: $?3300 (one full-time job and one part-time job)

Monthly expenses:
With this loan, I will have the following monthly expenses:

Mortgage payment ($482)
Car payment ($264)
Utilities ($100)
Prosper payment
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421644
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1992	Debt/Income ratio:	29%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	12y 4m
Amount delinquent:	$0	Revolving credit balance:	$24,874	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	26	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	lendho	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 600-620 (May-2009) 580-600 (Oct-2007)
Principal balance:	$1,238.83	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Cancer Survivor 2nd Loan /Score UP!
Why I have debt: I had breast cancer. During this time I had to be off of work at reduced pay and I used credit to get me through.? I got talked into trying a debt service to help get my credit under control.? I didn't realize until it was way too late that all their promises and methods ended up hurting my credit far more than any help they gave me.? Their tactics and process really made some very bad marks on the prior good credit.? My payment history before was excellent, I have always paid my bills on time, still do.? It was just that short period of time that hurt my credit so badly.
Why I am a good risk:I have a stable, salaried job I have held for over 12 years.? Retirement, plus own my home, all payments current.
I will use this loan to:pay off a high interest car loan that I took when my main vehicle broke down.? Cut my payments in half.? Income: ? $5500, ? house $1358, car $399, insurance $319, utilities $650, food/gas $1000, CCrds/loan $750, College $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421648
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.28%	Starting borrower rate/APR:	31.28% / 33.68%	Starting monthly payment:	$215.78

Auction yield range:	11.23% - 30.28%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1996	Debt/Income ratio:	5%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$140,394	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	new-justice-surgeon	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off home improvement costs
Purpose of loan:
This loan will be used to pay off costs incurred for renovations to my condo in Manhattan.? I have been using most of my liquid assets to remodel and upgrade my apartment unit.??As a result, I?still have outstanding balances owed to several?lenders who assisted with the work in question.?

My financial situation:
I am a good candidate for this loan because I am in the process of selling my apartment unit.? I currently have an offer and a contract with anticipated closing on or about the end of September.? The resulting net proceeds from the sale of the property will be enough to cover all outstanding debts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421662
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,100.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$95.00

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1996	Debt/Income ratio:	16%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	12 / 13	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	41	Length of status:	12y 11m
Amount delinquent:	$1,200	Revolving credit balance:	$13,658	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	101%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	clyde48	Borrower's state:	Indiana	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	25 ( 81% )	620-640 (Latest)
Principal borrowed:	$8,500.00	< mo. late:	6 ( 19% )	660-680 (Dec-2007) 640-660 (Nov-2007) 640-660 (Mar-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
MILITARY TIME BUYBACK

Hello All:??I am requesting enough money for me to pay half of my wifes' military time so it will go toward her retirement. We are looking to move in three or four years and this would be nice to be taken care of, We also need to concentrate on paying the majority of the biggest bill we have off with what is left. This last year has been hard money wise because I fell off a ladder in October and missed 6 weeks, When she was taking me to doctors' appts and such she was not getting paid.

Then just after she turned 50, she was diagnosed with inflammatory breast cancer. and went on 12 weeks of FMLA, which is no pay.
After that ran out she got?6 weeks advanced annual sick leave which she has to pay backl Her back issues took a back seat since her cancer thing started, she has radiation every day for like 20 minutes 33 days in a row. Her chemotherapy starts up again first week in September. She willl have that on and off for a year,like every three weeks.? She needs to get a medical implant in her back, because her lower back gives her so many issues.?And that and? breast reconstruction will have to wait because her time at work is all?gone,? .In considering whether to fund this loan, I just hope you keep in mind, that through the hard times we still got two of of three loans paid off to prior due dates. The third one will be finished soon too,???????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421666
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,200.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$99.52

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1994	Debt/Income ratio:	13%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	40	Length of status:	25y 2m
Amount delinquent:	$14,129	Revolving credit balance:	$1,562	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	17	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	crazyray1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	680-700 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	600-620 (Jul-2008) 600-620 (Jan-2008) 620-640 (Dec-2007) 620-640 (Jun-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Shop Building
Purpose of loan:
This loan will be used to? pay for a share of constructing a? work shop.

My financial situation:
I am a good candidate for this loan because? I have decreased my debt load and am able to more easily work off-duty from the fire department as I am no longer having to attend to the needs of a medical hardship with my deceased mother.

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $ 535
??Insurance: $ 200
??Car expenses: $ 425
??Utilities: $ 255
??Phone, cable, internet: $ 89
??Food, entertainment: $ 750
??Clothing, household expenses $
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421674
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1989	Debt/Income ratio:	25%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	13y 6m
Amount delinquent:	$0	Revolving credit balance:	$3,760	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	4
Screen name:	goofy123	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	600-620 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-660 (Jun-2008)
Principal balance:	$2,734.84	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Nagging Small Bills
Purpose of loan:
This loan will be used to? To pay off a few small nagging bills and get ready for my Daughters Wedding at the end of September..

My financial situation:
I am a good candidate for this loan because? I have invested in Prosper and believe that this is a better way to get the money you need when you need it rather than give it to Banks who make it much harder to work with REAL people. I have been at my employment for over 14yrs and i am?a very hard worker. I have always believed that you should repay the money that you borrow.

Monthly net income: $ 2600.00

Monthly expenses: $ 1447.00
??Housing: $ 250.00
??Insurance: $ 150.00
??Car expenses: $ 100.00
??Utilities: $ 135.
??Phone, cable, internet: $ 62.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 400.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421686
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.38%	Starting borrower rate/APR:	13.38% / 15.53%	Starting monthly payment:	$372.65

Auction yield range:	4.23% - 12.38%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1996	Debt/Income ratio:	56%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	33 / 33	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$61,843	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	shopforsaving	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 100% )	760-780 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	740-760 (Jun-2008) 720-740 (Oct-2007) 720-740 (Dec-2006)
Principal balance:	$653.57	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
Consolidating credit cards and loan
Hi, I work as a Director??an educational company. I have?couple credit cards with high APR(16-18%) and a Car Loan at 12% APR. I will use this money to pay off those cards and car loan. Cards with high APR:
Citibank - $2900- 15.9 % APR
Bank of Americal - $6300 - 18% APR

Car Loan - $1800 - 12% APR (Chase)

We have a home and?our current housholed income is $172,000 (including spouse's income).My credit grade is "A". I?always pay my bills on time.? Monthly Income: $9,700 after taxes($3800 mine + $5700 spouse) Monthly Expenses:
Mortgage: $2800 (including PMI)
Insurance: $65
Car Payments: $400
Car Insurance: $150
Commute and auto related: $350
Utilities: $600
Household expenses: $1800 (including food, clothing, other bills)
Credit Cards: $1500
Student Loans: $636
First Prosper Loan: $161
Savings: $700.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421696
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$693.31

Auction yield range:	8.23% - 14.00%	Estimated loss impact:	6.51%
Lender servicing fee:	1.00%	Estimated return:	7.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	860-880 (Aug-2009)	Current / open credit lines:	12 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	41	Length of status:	7y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,533	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	mindful-bill0	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Proven Business Expanding
Purpose of loan:
This loan will be used to?
I will be using this loan to purchase another small business that helps expand my current company structure.? I need an extra $30,000 to complete the purchase of this additional franchise business.? The opportunity to buy the business came to may attention quickly and I wasn't able to save in advance.? I currently am a co-owner of a business that has yearly revenue of over $4 Million in sales, $1.2 Million in profits and has been growing for the last 7 years.? I have a proven track record of making extremely timely payments.? Though our business hasn't grown through the last year, we have maintained a strong balance sheet and a solid customer base.

My financial situation:
I am a good candidate for this loan because?

I am financially conservative and have a proven track record of financial success.? My company is currently expanding and is financially solid.? I considered taking the money out of my company reserves, but I want to make sure we have plenty of cash in case of unforseen circumstances.? My personal balance sheet is very clean and I have been paying down debt (mortgage and cars) very quickly in order to become debt free.? If you are looking for a solid loan in a very predictable business model, please consider my request.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421702
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-2006	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	1 / 1	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	5	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	1
Screen name:	fund-freshmaker	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping the Fiance
Purpose of loan:
This loan will be used to help my fiance finance her education?because she has no credit history and her family is not trying to help her by taking out a loan, so I am all that she has in hopes of continuing her education.
My financial situation:
I am a good candidate for this loan because I am able to pay the loan back in as little as 12 months with no problem. I do have a job it is a self employment job doing house work and lawn work and I make good money doing it. I am willing to accept any interest rate. In short I am willing to do anything to help my fiance get her education.

Monthly net income: $ 3,500.00

Monthly expenses: $ 1,850.00
??Housing: $ 700
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 250
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 0
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421714
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,995.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.50%	Starting borrower rate/APR:	34.50% / 36.95%	Starting monthly payment:	$134.64

Auction yield range:	11.23% - 33.50%	Estimated loss impact:	10.85%
Lender servicing fee:	1.00%	Estimated return:	22.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1995	Debt/Income ratio:	23%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	38	Length of status:	2y 6m
Amount delinquent:	$50	Revolving credit balance:	$5,675	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$100,000+
Delinquencies in last 7y:	20	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	breadandwine	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	33 ( 100% )	680-700 (Latest)
Principal borrowed:	$17,820.00	< mo. late:	0 ( 0% )	700-720 (Jul-2009) 660-680 (Mar-2008) 700-720 (Oct-2007) 660-680 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Great Investment Opportunity!
This loan is to "Bridge"?my son's High School tuition for the 2009-2010 school year.? Total tuiton plus books is about $12,000 annually and I have made two payments on a monthly plan.? I have the money budgeted to pay the $1,000 each month but would like to free up my personal budget and be ahead of the payments.? Also, I would like to?give Prosper Lenders/Investors an opportunity for a great return.

I have borrowed money through prosper THREE TIMES before and have never missed a payment.?

Thank you for you interest.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421720
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$306.54

Auction yield range:	4.23% - 9.00%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1993	Debt/Income ratio:	16%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$15,978	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	first-class-dinero	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Father, Executive, Debt Consolidate
*This is a relist - I lowered the amount requested from $14800 to $9500?bc I actually do not need as much*

My financial situation:

Dear lenders,

My income is $98,000/yr as a 3rd-yr?Sr. Project Manager for a large manufacturing firm, with an annual bonus of $15k+. My wife and I recently got married in NYC, moved to PA for a job opportunity, and we have a new child in our midst who we love dearly. In order to finance the various out-of-pocket costs of the wedding?ceremony, moving?and baby?delivery, we amassed a very manageable $29k in credit card debt starting from about 2 years ago that we have carried and paid off to about $15k remaining. Unfortunately, Bank of America raised our APR from 8.4% a year to a PREDATORY 22.89% a year. We found this to be absolutey unacceptable, and am now looking to wipe out any and all CC debt. There is no way I am going to give to these monsters over $3500/year on interest alone.

I am looking for a more favorable APR to pay off and consolidate my CC debt, and pay it to like-minded individuals like you, instead of the scummy banking giants.

We have cash and assets saved up for 6-months of emergencies, including over $20k in retirement 401k savings, that could be used to pay off all of our credit card debt; however, I'd rather not touch anything that would jeopardize our future. My financials listed below clearly shows my ability to pay back the loan amount that I'm asking for.?

We have also?never been delinquent in any payment for anything ever. We are both?fiscally responsible (we have a family Financial Advisor), own the most gas economical car (Honda Hybrid), and are eco friendly by recycling and avoiding bottled water. Both my wife and I have graduate degrees, and have jobs that we love doing (she's a kindergarten teacher with a $50k salary and an 820 credit score). Just over a year ago, we also purchased, and own, a beautiful 2-bedroom condo in a very modest affordable area of PA, and are always thankful for having the good fortune to have a steady job, 2 adorable westie terriers, and the ability & means to live our lives. My parents were poor destitue immigrants, so I never ever take anything for granted, for even?a simple request like a loan.?Thank you for reading my listing and bidding on the loan app.

Monthly income: $ 8150 + Yr End Bonus

Monthly Expenses
Mortgage: $2100?????????????
Car: $330
Utilities: $230
Insurance: $90?????????????????????
Phone: $150??????????????????????????????
Student Loans: $273
Credit Card: $400

I found Prosper looking to consolidate my CC debt, did my research on it for over 4 careful and diligent weeks before making this decision as my very first listing. I hope that everyone invests, and I am looking forward to the loan, and a win-win situation for all of us. Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421732
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	20	Length of status:	0y 0m
Amount delinquent:	$1,298	Revolving credit balance:	$85	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	reward-showcase	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Subscription-Based Website
We are a self-help marketing service for small business owners.
We understand small business owners are not typically marketing people. Our site is designed to give a them the news, education, and resources to make decisions about how to market their business without the high costs of agencies or the influence of commisioned sale reps.
The site is priced at $29.97/mth. Membership includes access to the "Education" and "Resources" sections. Non-paid members also have access to the news section that provides information on marketing trends and concepts. The site is designed to keep people coming back regularly for new ideas.
Funding for this website will take the site to a professionally-hosted carrier that is capable of integrating all of our pieces together. It will also go into salesoriented copywriting and materials as well as content development including webinars, podcasts and workbooks. It will also go a nationwide launch of the site.
We are setup and ready to thrive, your financial help is all that is missing from our current status in BETA mode into a true nation-wide roll out.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421738
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	8.23%	Starting borrower rate/APR:	9.23% / 11.33%	Starting monthly payment:	$350.98

Auction yield range:	8.23% - 8.23%	Estimated loss impact:	6.36%
Lender servicing fee:	1.00%	Estimated return:	1.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1997	Debt/Income ratio:	Not calculated
Credit score:	800-820 (Aug-2009)	Current / open credit lines:	3 / 2	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	7	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$148	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	FannishArmada	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Launching Employment Service
Revolving about 1100 monthly in credit charges, out of a total $700 in monthly purchases with two credit cards, Paying ?at 18.6% sometimes using the?interest skimmed quarterly from a 10k CD. We have a?house and two cars all in good repair. We have over 20k in investments: the CD and a portfolio but returns are not enough to launch the business without help.We have started a business aimed at career transition for people looking for work in?our home town.?Our clientele get a kick-start at marketing their skills in unfamiliar territory,?with database aided employability indexing and video compilations for individuals who double their employability by highlighting skills they've never thought were marketable, from acting to singing to screenwriting and stage craft. A business plan is in place and we seek funding. The money will cover property rental and transportation costs for the next three years.?About 9k in business?assets (equipment and software)?and permits are paid for, and launching a storefront will let us make money on our investments so far?with a lot of hard work we're ready to do!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421744
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-2004	Debt/Income ratio:	56%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$13,010	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bright-loot	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Selling my vehicle--I'm upside down
Purpose of loan:
To provide the remaining balance of?my truck that?I am selling.??I'm upside-down and need to the money to pay the?rest of the loan.? I have been paying for the truck?since my divorce which has limited?the amount of extra money?I have dramatically.? It is becoming harder?for me to keep?up and I need this expense gone desperately before I?deploy the?end of?next month (September).?

My financial situation:
I am a good candidate for this loan because I always pay my bills on time.

Monthly net income: $ 3427

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 150
??Car expenses: $ 1264
??Utilities: $ 0
??Phone, cable, internet: $ 127
??Food, entertainment: $ 50
??Clothing, household expenses $
??Credit cards and other loans: $ 350
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421874
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,800.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$151.09

Auction yield range:	14.23% - 24.00%	Estimated loss impact:	15.08%
Lender servicing fee:	1.00%	Estimated return:	8.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	13 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	19	Length of status:	6y 7m
Amount delinquent:	$0	Revolving credit balance:	$10,338	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	DeepPockets72	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	600-620 (Mar-2008) 580-600 (Feb-2008) 560-580 (Dec-2007) 560-580 (Nov-2007)
Principal balance:	$613.76	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Need to create more money 4 my biz!
Purpose of loan:I am an actress/model/pornstar. My stage name is Nina Jaymes ( google me)? I? have my F/T? modeling biz as described below. This is a great biz and would like the chance to further expansion.? Need to pay off debts and get a new laptop and camcorder so I can further expand in the entertainment/adult industry. My plans are to create more videos for passive income and update my site again and bring on multiple other girls, And create my own cam girl site as well.. etc etc.. Lots of plans NEED MORE MONEY!

My financial situation:
I am?self-employed and make a pretty good?living?by most people's standards. I do various photo and video shoots as a free-lancer so there is always an influx of money coming in almost everyday.? I model, produce, videography, website owner. NO LATE PAYMENTS ON CREDIT REPORT OVER THE LAST 6 YRS.
?$4000 - $8000 per Month? I average over $50k per year for the last 6 yrs.
I only have bank statements to prove my income. Most of my business is a cash business.
I receive $556 per month in child support.
However because of being self employed and inadequate verification the banks gouge me with extremely high interest rates. My computer was hacked and credit card accounts were fooled with and as of this date the banks continue to charge me exorbitant interest rates making it unbearable for me to pay no more than the minimums on most occasions. In light of things they recently dropped my interest rate a bit.
I refinanced my car loan? 04/07
From $625 a month to??$452 per month?
And I also bought a home for $ 153,000
Mortgage is $ 1150 per month? ( in process of loan modification due to down real estate market)

Credit Cards with balances:
Aspire Visa? $2165 67 min
Care Credit $ 388 bal? min payment $130
ISPC? $5500? $60 min??? (water filtration)Bank of America $1995? $45 minChase $1998 $59 minVictoria Secret $198? $10 minBest Buy MasterCard? $295? $15 min

Monthly net income: $ 4000- 8000

Monthly expenses: $
??Housing: $ 1st mtg? 812??? 2nd mtg 349
??Insurance: $?87 (car) Homeowners?(115)
??Car expenses: $ 450
??Utilities: $ 150
??Phone, cable, internet: $ 130
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $? approx 500
??Other expenses: $

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421886
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	24.45%	Starting borrower rate/APR:	25.45% / 27.76%	Starting monthly payment:	$699.97

Auction yield range:	8.23% - 24.45%	Estimated loss impact:	9.08%
Lender servicing fee:	1.00%	Estimated return:	15.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1996	Debt/Income ratio:	Not calculated
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	16 / 12	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	34	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$153	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	dignified-loot	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
mobile home
Purpose of loan: to purchase a mobile home
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

I have always had great credit and I have fallen on hard times and need to purchase a mobile home so that me and my children have somewhere to live while I attend nursing school.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421892
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,308.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.20%	Starting borrower rate/APR:	10.20% / 12.31%	Starting monthly payment:	$74.69

Auction yield range:	4.23% - 9.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	7.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1995	Debt/Income ratio:	6%
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	26	Length of status:	0y 1m
Amount delinquent:	$1,100	Revolving credit balance:	$9,145	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	mk408	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	22 ( 100% )	780-800 (Latest)
Principal borrowed:	$8,989.00	< mo. late:	0 ( 0% )	780-800 (Jul-2009) 800-820 (Apr-2008) 800-820 (Sep-2007)
Principal balance:	$2,314.43	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Blending
I have a loan to a friend I'd like to take the cash out of, and mostly to test out the new borrowing interface.

My financial situation:
I have an excellent credit rating, and with good reason. I know how to be frugal, and I am diligent in my personal accounting and payments. I pay my credit cards in full. I have a substantial savings, in liquid accounts, retirement accounts, automobiles, and my primary residence.

DQs are bogus, which I'm contesting. (1 is a county trying to extort money with a red light camera. The other is Verizon, who can't do, let alone provide, proper accounting to save their lives.)

Monthly net income: $ 8050

Monthly expenses: $ 6430
??Housing (mortgage, prop tax, less deductible portion): $ 3100
??Insurance: $ 550
??Car expenses: $ 1100
??Utilities: $ 100
??Phone, cable, internet: $ 175
??Food, entertainment: $ 690
??Clothing, household expenses $ 180
??Credit cards and other loans: $ 160
??Other expenses: $ 275
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421916
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1999	Debt/Income ratio:	4%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	4y 10m
Amount delinquent:	$0	Revolving credit balance:	$162	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	4
Screen name:	peace-saga	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trying to Build a Race Car
Purpose of loan:
This loan will be used to fund my project race car. I am finding out quickly that this sort of hobby is not cheap...

My financial situation:
I am a good candidate for this loan because I have very little debt and very little expenses relative to my income. Please feel free to ask me any questions regarding my credit history.

Monthly net income: $ 2100

Monthly expenses: $ 1255
? Rent: $ 500
? Car Insurance: $ 45
? Gas: $ 60
??Utilities: $ 50
??Phone, cable, internet: $ 110
??Food: $ 350
? Credit cards : $ 30
? Gym : $ 50
? Bowling: $60

Thanks for looking!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421958
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$79.52

Auction yield range:	11.23% - 24.00%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1996	Debt/Income ratio:	54%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	22 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	10y 11m
Amount delinquent:	$0	Revolving credit balance:	$18,110	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	greenback-reaction	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Cards & Helping Son-College
Purpose of loan:
I am a divorced mother of two.? My youngest child is a senior in high school and my oldest is starting his 3rd year in college.?I?receive child support of $155 per month for my youngest child.???This loan will be used to help my son with college expenses and to pay off a?gas credit card that has a 30% interest rate.??My son is going to a community college and living at home.?He hopes to transfer to Texas A&M next fall.? He works part time with USDA and goes to school full time.??

My financial situation:
I am a good candidate for this loan because?
I pay my bills on time each month.? I am not behind on anything.? However, after paying my son's tuition this month, I am very short on cash for other household needs.??If I can get by until October, things will be better for me because I work part-time for Texas A&M athletic department.??There are no sporting events to work during the summer but?now that school is starting back,?athletics will start up again and I will have extra money coming in each month.???????????????????????????? Monthly net income: $
2000
Monthly expenses: $
??Housing: $ 575
??Insurance: $ 250
??Car expenses: $ Car?is paid off
??Utilities: $?150
??Phone, cable, internet: $ 60
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421970
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	11 / 12	Employment status:	Self-employed
Now delinquent:	4	Total credit lines:	35	Length of status:	6y 3m
Amount delinquent:	$309	Revolving credit balance:	$9,894	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	25	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ExerciseFrog	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 82% )	680-700 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	2 ( 18% )	700-720 (Aug-2008)
Principal balance:	$784.21	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Setting up office space
Purpose of loan:
Set-up home office. Stock inventory.

My financial situation:
I am the ideal candidate for this loan because I am a college grad, homeowner, married, over 30 years old, and an active duty military spouse and will use the automatic loan repayment via bank transfer--I believe in paying back loans on time and electronic funds transfer 'EFT' has proven most reliable.

Monthly net income: $ 7000

Monthly expenses: $
??Housing: $ 2000
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421976
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$272.01

Auction yield range:	14.23% - 17.23%	Estimated loss impact:	14.76%
Lender servicing fee:	1.00%	Estimated return:	2.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1993	Debt/Income ratio:	20%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$31,796	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	payment-fuse9	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate credit card debt.? I am looking to consolidate my high interest rate debt into one loan with a maturity date.

My financial situation:
I am a good candidate for this loan because I pay all my bills on time and am financially responsible.? I charged to my credit cards most of my college tuition and books that were not covered by grants and?government student loans?so that I could finish my degree .?

Currently, I work a full time job and a part time job on the weekends.? I also rent out an extra bedroom in my home which gives me?an extra income of $500 a month.? With my current earnings and debt, I only have approximately $700 a month left over to save (that is if nothing occurs).? My goal is to pay off this debt as soon as possible?which with my high credit card rates is impossible (I calculated that paying the minimum would take me 7 years to pay off and if I double my payment it would take half the time but the amount of interest paid would be ridiculous and I would have no money to save).?

I want to consolidate a few my higher interest cards into?one loan and pay that off in the next?year.? My lower interest cards?I will continue paying as?I have been.? Once?I?pay off this loan?I will be able to apply additional funds to my other debts.?

I don't quite understand the rating that Proper uses and why I fall into a category E.? My credit score is between 660-680 and the lat time I was late on a payment was about 5 years ago.

Monthly net income: $ 3,600.00

Monthly expenses: $ 2,900.00
??Housing: $ 1170.00 (own)
? Association Fees:? $ 75.00
??Insurance: $ 97.00
??Utilities: $ 100.00
??Phone, Cable, Internet: $ 170.00
??Food, Gas, Entertainment: $ 300.00
??Clothing, Household expenses $ 100.00
? Credit Cards: $ 625.00 (total payment a?month)?
? Student Loan:? $ 92.00
? Miscellaneous:? $ 171.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421982
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	31.60%	Starting borrower rate/APR:	32.60% / 35.02%	Starting monthly payment:	$153.61

Auction yield range:	17.23% - 31.60%	Estimated loss impact:	19.86%
Lender servicing fee:	1.00%	Estimated return:	11.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1994	Debt/Income ratio:	49%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,788	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	105%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	HRREJR	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 60% )	640-660 (Latest)
Principal borrowed:	$1,200.00	< mo. late:	2 ( 40% )	620-640 (Jul-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5
Description
consolidating my small bills
Purpose of loan:
This loan will be used to?? Consolidate my smaller bills
My financial situation:
I am a good candidate for this loan because? I always pay back my loans. My son had surjury in April and had tubes put in both ears and I am trying to finsih paying off doctors bills as well as?consolidate my?smaller?debt and make it more managible to?pay off.? My mobile loan home will be paid off in February and then that?will?be a $275.00 a month bill?gone.??

Monthly net income: $ 1750.00
Monthly expenses: $
??Housing: $ 275.00
??Insurance: $?
??Car expenses: $?80.00
??Utilities: $
??Phone, cable, internet: $?
??Food, entertainment: $?200
??Clothing, household expenses $?100.00
??Credit cards and other loans: $13850.00
??Other expenses: $ 180.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421994
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.38%	Starting borrower rate/APR:	13.38% / 15.53%	Starting monthly payment:	$338.77

Auction yield range:	4.23% - 12.38%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1991	Debt/Income ratio:	16%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	7y 10m
Amount delinquent:	$0	Revolving credit balance:	$21,044	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	FixingMyCreditScore	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	720-740 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	700-720 (May-2008) 640-660 (Dec-2007)
Principal balance:	$10,366.32	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Consolidating all my debt
Purpose of loan:
I'm doing a great job digging myself out of high interest credit card situations. I have one existing Prosper loan from 18 months ago that has been current, and I'm looking to set this one up to pay off one of my VERY high interest Citibank cards, that has an APR of well over 20%. I'm on track to be debt free (outside of car payment and mortgage), have streamline my finances, downgraded my car, takien on a second job teaching at a local university, and overall, tightening the belt. My credit score doesn't truly reflect the improvements I've made over the last 3 years. My goal is to be completely debt free in the next 3 to 5 years.? I'd also like to have another child (currently have 2 under 7) but need to make sure my finances are in order first.

My financial situation:
I am a good candidate for this loan because my credit score has continually improved, I work in a secure growing field, and am well on my way to completely reshaping my financial image. This loan is not to buy something new, or improve my home, etc. This is to continue to help get my finances in order, so that when I need to pay for school for my kids etc (I have 2 under 7), I'll be doing so from a position of financial health, not from a position of debt. we'd really like to have a third child, and the more I can stabilize my finances, the easier that will be.
Information in the Description is not verified.